Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Product revenue	$ 127,582	$ 111,547
Cost of goods sold	62,067	55,999
Gross margin	65,515	55,548
Costs and expenses
Selling, general and administrative	3,551,522	2,793,119
Research and development	684,554	642,923
Amortization	10,920	10,920
Total costs and expenses	4,246,996	3,446,962
Loss from operations	(4,181,481)	(3,391,414)
Other income (expense)
Grant revenue	99,122
Interest expense, net	(994,671)	(348,153)
Net other income (expense)	(895,549)	(348,153)
Net Loss	(5,077,030)	(3,739,567)
Net loss attributable to non-controlling interest	(21,054)	(47,451)
Net loss attributable to shareholders	$ (5,055,976)	$ (3,692,116)
Loss per common share attributable to common shareholders – basic and diluted (in dollars per share)	$ (0.06)	$ (0.05)
Weighted average common share equivalents outstanding (in shares)	84,112,356	80,017,035
Foreign currency translation	$ (40,567)
Comprehensive loss	$ (5,117,597)	$ (3,739,567)